Exhibit 99.1

SUBLEASE

THIS SUBLEASE (“Sublease”) is dated as of February 17, 2006, and is made by and between Quantum Corporation, a Delaware corporation (“Sublessor”), and NetIQ Corporation, , a Delaware corporation (“Sublessee”). Sublessor and Sublessee hereby agree as follows:

1. Recitals: This Sublease is made with reference to the fact that Sublessor leases the eighth floor ( “Premises”) of 1650 Technology Drive, San Jose, California (“Building”) from EOP-Skyport I, L.L.C., a Delaware limited liability company (“Master Lessor”), pursuant to the terms of that certain Office Lease Agreement between Master Lessor, as Landlord, and Sublessor, as Tenant, dated as of March 20, 2003 (“Original Lease”), as amended by that certain First Amendment, dated as of May 7, 2003 (“First Amendment”). The Building is more particularly described in the Original Lease. True and correct copies of the Original Lease and First Amendment (hereinafter collectively referred to as the “Master Lease”) are attached hereto as Exhibit ”A” and incorporated by reference herein.

2. Premises: Sublessor hereby subleases to Sublessee, and Sublessee hereby subleases from Sublessor, the Premises, comprising (i) the eighth (8th) floor of the Building and deemed to be 24,722 square feet of space described on Exhibit “B” attached hereto and incorporated by reference herein and (ii) the personal property owned by Sublessee and located in said space and more particularly described on Exhibit C, attached hereto and incorporated by reference herein (collectively “Premises”). Sublessee acknowledges that Sublessor leases other space in the Building pursuant to a separate Office Lease Agreement between Master Lessor and Sublessor, dated as of March 20, 2003, as amended (“Other Lease”).

3. Term:

A. Initial Term. The initial term of this Sublease (“Term”) shall be for approximately 36 months, commencing on the later of (i) the date of Master Lessor’s written consent to this Sublease, and (ii) May 1, 2006 (“Commencement Date”), and ending on April 30, 2009 (“Termination Date”), unless this Sublease is sooner terminated pursuant to its terms or the Master Lease is sooner terminated pursuant to its terms. Subject to having obtained Master Lessor’s consent to this Sublease, on March 17, 2006 (“First Delivery Date”), Sublessor shall deliver to Sublessee, in the condition required by Section 7 of this Sublease (and Sublessee shall have the right to enter), that half of the Premises indicated on Exhibit “B” attached hereto (the “First Delivery Premises”) for purposes of Sublessee’s installing its cabling and servers, removing cubes, constructing hard walls to create additional offices and otherwise installing its furniture, fixtures and equipment therein (collectively, “Sublessee’s Work”). Also subject to having obtained Master Lessor’s consent to this Sublease, on April 1, 2006 (“Second Delivery Date”), Sublessor shall deliver to Sublessee in the condition required by Section 7 below (and Sublessee shall have the right to enter) the balance of the Premises (the “Second Delivery Premises”) for purposes of Sublessee’s installing the remainder of the Sublessee’s Work. If for any reason Sublessor is unable to deliver possession of the Premises to Sublessee in the required condition as set forth in Section 7 of this Sublease, Sublessor shall have no liability to Sublessee for the delay; provided, however, that the Commencement Date (and Sublessee’s obligation to pay Rent [as defined below]) shall be delayed, day-for-day for any such delay in delivering possession of the Premises to Sublessee. Sublessee’s entry onto any portion of the Premises shall be subject to providing evidence of the insurance required by this Sublease. All provisions of this Sublease, other than the Sublessee’s duty to pay Base Rent (as defined below) and its share of Taxes and Expenses (as defined below), shall apply during such early entry into the Premises. In no event shall Sublessee be entitled to conduct business from the Premises prior to the Commencement Date. Notwithstanding anything to the contrary contained in this Sublease, if Sublessor has not delivered the First Delivery Premises to Sublessee in the required condition by March 24, 2006, or if Sublessor has not delivered the Second Delivery Premises to Sublessee in the required condition by April 7, 2006, Sublessee shall have the right, but not the obligation, to terminate this Sublease, in which case neither party shall have any further rights or obligations hereunder and Sublessor promptly shall return to Sublessee all funds paid by Sublessee to Sublessor in connection with Sublessee’s execution of this Sublease.

B. Option to Extend Term. So long as the Master Lease is in full force and effect and Sublessee has performed all of its obligations under this Sublease and there exists no default (or circumstance which with the giving of notice or the passage of time could constitute a default), beyond applicable notice and cure periods, under this Sublease on the part of Sublessee either at the time Sublessee exercises its option or at the time the Extension Term would commence, Sublessee shall have the right (“Right”) to extend the Term of this Sublease for one additional period of two (2) years (“Extension Term”) by delivery of a written notice of exercise (“Sublessee’s Notice”) at least six (6) months prior to the end of the initial Term. If the Right is properly exercised, Sublessee shall continue to sublease the Premises on all of the terms and conditions of this Sublease, except that the Base Rent payable by Sublessee for the Extension Term shall be equal to the “Market Rent” (as hereinafter defined) as determined in accordance with this Paragraph.

(i) The “Market Rent” for the Premises will be ninety-five percent (95%) of the market rent for the Premises determined as of the commencement date of the Extension Term, based upon the rental rates, including all escalations, then being obtained by for subleases of comparable space in the Building (and if there is no such new or renewal comparable space in the Building, then the Market Rent shall be based upon the rates being obtained by other sublandlords in comparable projects in the vicinity of the Building of the same approximate age, quality, condition and level of amenities), as adjusted on account of pertinent differences such as the heights of the floors in question, incentives for initial occupancy such as free rent, existing lease takeover and assumption costs, brokerage commissions and demolition and improvement costs (or the inapplicability of such incentives in the case of renewals or extensions), size of space, length of term, differences in base years, anticipated commencement date with respect to such renewal and any other economic concessions.

(ii) Within thirty (30) days after the date of Sublessee’s Notice, Sublessor shall provide written notice to Sublessee of Sublessor’s preliminary good faith estimate of the Market Rent for the Extension Term (“Sublessor’s Estimate Notice”). If Sublessee does not accept Sublessor’s estimate, Sublessor and Sublessee shall negotiate in good faith for an additional thirty (30) days to determine the Market Rent for the Extension Term. If the parties do not agree on the Market Rent by the date that is four (4) months prior to the commencement date for the Extension Term, Sublessee shall have the right to rescind Sublessee’s exercise of the Right by giving written notice to Sublessor not later than ten (10) days after such date, in which case Sublessee’s exercise of the Right shall be rescinded and shall have no force or effect. If Sublessee does not rescind its exercise of the Right, then Sublessee shall be bound to the Extension Term with the Market Rent determined by appraisal conducted in accordance with the following:

Each party shall make a separate good faith determination of the Market Rent on or before March 30, 2009 and concurrently exchange such determinations, and such determinations shall be submitted to arbitration in accordance with this subparagraph. On or before March 30, 2009, Sublessor and Sublessee shall each appoint one arbitrator who shall by profession be a real estate broker who shall have been active over the five (5) - year period ending on the date of such appointment in the leasing of comparable commercial projects in the San Jose, California area. The two (2) arbitrators so appointed shall within five (5) days of the date of the appointment of the last appointed arbitrator agree upon and appoint a third arbitrator who shall be qualified under the same criteria set forth hereinabove for qualification of the initial two (2) arbitrators. The determination of the arbitrators shall be submitted to the parties within ten (10) business days after the appointment of the third appraiser and shall be limited solely to the issue of whether Sublessor’s or Sublessee’s submitted Market Rent is the closest to the actual Market Rent, as determined by the arbitrators taking into account the requirements in this Paragraph (i.e., the arbitrators may only select Sublessor’s or Sublessee’s determination and shall not be entitled to make a compromise determination). The decision of the majority of the three (3) arbitrators shall be binding upon Sublessor and Sublessee. If either Sublessor or Sublessee fails to appoint an arbitrator by March 30, 2009, the arbitrator appointed by one of them shall reach a decision, notify Sublessor and Sublessee, and such arbitrator’s decision shall be binding upon Sublessor and Sublessee. If the two (2) arbitrators fail to agree upon and appoint a third arbitrator, or both parties fail to appoint an arbitrator, then the appointment of the third arbitrator or any arbitrator shall be dismissed and the Market Rent to be decided shall be forthwith submitted to arbitration under the provisions of the American Arbitration Association. The cost of the third arbitrator shall be split equally by Sublessor and Sublessee, and Sublessor and Sublessee shall each be responsible for the fees and costs of the arbitrator which it appoints. If the Base Rent shall not have been determined by the commencement date of the Extension Term, then until it is determined, Sublessee shall pay Base Rent when due during the Extension Term at the rate paid by Sublessee during the last month of the initial Term, and when the actual appraised Market Rent is determined, Sublessee shall pay to Sublessor any additional Base Rent due for the months which have elapsed in the Extension Term, or Sublessor shall credit any excess payment for the elapsed months to the next Base Rent becoming due. This Right is personal to Sublessee and any Affiliate or transferee pursuant to an assignment of the Lease that is a Permitted Transfer (both as defined in Article XII of the Master Lease) and may not be exercised by any party other than the Sublessee named herein, any Affiliate or any transferee pursuant to a Permitted Transfer.

4. Rent:

A. Base Rent. Sublessee shall pay to Sublessor as Base rent (“Base Rent”) for the Premises equal monthly installments as follows:

Months	Rent/Month
May 1, 2006 – May 31, 2006	$0.00
June 1, 2006 – April 30, 2007	$53,152.30
May 1, 2007 – April 30, 2007	$54,635.62
May 1, 2008 – April 30, 2009	$56,118.94

Rent (as defined in Paragraph 4.B) shall be paid on or before the first (1st) day of each calendar month during the Term. Rent for any period during the term hereof which is for less than one month of the Term shall be a pro rata portion of the monthly installment based on the number of days in such month. Rent shall be payable without notice or demand and without any deduction, offset, or abatement, in lawful money of the United States of America. Rent shall be paid directly to Sublessor at the address for notices to Sublessor, as set forth below, or such other address as may be designated in writing by Sublessor.

B. Additional Rent. All monies required to be paid by Sublessee under this Sublease (excluding Base Rent pursuant to Paragraph 4.A), including, without limitation, Tenant’s Pro Rata Share of Expenses and Taxes (as defined in Sections IV.C and IV.D of the Master Lease in excess of the Expenses and Taxes paid by Sublessor to Master Lessor with respect to the Premises for calendar year 2006 (the “Sublessee Expenses and Taxes”) and all other sums payable by Sublessee to Sublessor under the terms of this Sublease, are collectively herein referred to as the “Additional Rent”. Base Rent and Additional Rent hereinafter collectively shall be referred to as “Rent.” Sublessee and Sublessor agree that, except as expressly set forth in this Sublease to the contrary, and except to the extent of Additional Rent (as defined in the Master Lease)

payable by Sublessor to Master Lessor as a consequence of a default by Sublessor (not caused by a default hereunder by Sublessee) to pay or perform any of its obligations under the Master Lease, as a material part of the consideration given by Sublessee to Sublessor for this Sublease, from and after the date that is one (1) month after the Commencement Date, Sublessee shall pay all costs, expenses, taxes, insurance, maintenance and other charges payable by Sublessor under the Master Lease in connection with this Sublease, the Master Lease or the Premises during the Term, such that Sublessor shall receive as net consideration for this Sublease, the Base Rent payable under Paragraph 4.A hereof. Notwithstanding anything to the contrary contained in the foregoing, in no event shall Sublessee be obligated to reimburse Sublessor for any depreciation, or other “non-cash” expense items or amortization for Sublessor’s assets, including, without limitation, with respect to the Personal Property (as described in Paragraph 28 below).

Sublessee’s obligation to pay Sublessee’s Expenses and Taxes shall commence on May 1, 2007 and shall be paid as follows: For each month, commencing May 2007, Sublessee shall pay to Sublessor the total estimated amount of Expenses and Taxes payable by Sublessor to Master Lessor in excess of the estimated amount of Expenses and Taxes payable by Sublessor to Master Lessor for such month of the year in calendar 2006. Pursuant to the terms of the Master Lease, Master Lessor is required to provide a statement of the actual Expenses and Taxes for the Premises. Following Sublessor’s receipt of such statement from Master Lessor, Sublessor shall promptly forward a copy to Sublessee and notify Sublessee of any difference between the actual Expenses and Taxes for the calendar year in question and the actual Expenses and Taxes for calendar 2006 (the “Excess Expenses and Taxes”); provided, however, that, because payments for calendar year 2007 commence in May, the Excess Expenses and Taxes for 2007 shall be equal to 2/3 of the Excess Expenses and Taxes that would otherwise be determined in accordance with the foregoing formula. If the payments of Sublessee Expenses and Taxes for the calendar year in question are not equal to such Excess Expenses and Taxes, then there shall be an adjustment between Sublessor and Sublessee for any over or under payment of such Excess Expenses and Taxes for the preceding calendar period, with payment to Sublessor or credit to Sublessee against the next installment of Additional Rent (or refund following the expiration of the Sublease Term), as the case may require, within ten (10) days after Sublessor’s delivery of such reconciliation to Sublessee. If Master Lessor will not allow Sublessee to audit Master Lessor’s determination of the Expenses and Taxes for any calendar year, then Sublessee shall have the right to request that Sublessor exercise the audit rights provided to Sublessor pursuant to Section IV.E of the Master Lease, and Sublessor shall not unreasonably withhold its consent to such request and Sublessee shall pay any costs incurred by Sublessor in connection with the audit. In any event, to the extent Sublessor, either independently or at Sublessee’s request, obtains any reduction in Expenses or Taxes paid by Sublessee to Sublessor, Sublessor shall credit the savings against Expenses and Taxes payable by Sublessee to Sublessor hereunder.

C. Payment of Second Month’s Rent. Upon execution hereof by Sublessee, Sublessee shall pay to Sublessor, in cash, the sum of Fifty-Three Thousand One Hundred Fifty-Two and 30/100 Dollars ($53,152.30), which shall constitute Rent for the second month of the Term.

5. Security Deposit: Upon execution hereof by Sublessee, Sublessee shall deposit with Sublessor, in cash, the sum of Fifty-Three Thousand One Hundred Fifty-Two and 30/100 Dollars ($53,152.30), as security for the performance by Sublessee of the terms and conditions of this Sublease. If Sublessee fails to pay Rent or other charges due hereunder, or otherwise defaults with respect to any provision of this Sublease, subject to applicable notice and cure periods, then Sublessor may draw upon, use, apply or retain that portion of the security deposit necessary for the payment of any Rent or other charge in default, for the payment of any other sum which Sublessor has become obligated to pay by reason of Sublessee’s default, or to compensate Sublessor for any loss or damage which Sublessor has suffered thereby. If Sublessor so uses or applies all or any portion of the security deposit, then Sublessee shall, within five (5) business days after receipt of demand therefor, deposit cash with Sublessor in the amount required to restore the deposit to the full amount stated above. Upon the expiration or earlier termination of this Sublease, if Sublessee is not in default beyond applicable notice and cure periods, Sublessor shall return to Sublessee (without interest) so much of the security deposit as has not been applied by Sublessor pursuant to this Paragraph, or which is not otherwise required to cure Sublessee’s defaults.

6. Late Charge & Interest: If Sublessee fails to pay Sublessor any amount due hereunder on or before the date that is five (5) days after the date that such payment is due, Sublessee shall pay to Sublessor upon demand a late charge equal to five percent (5%) of the delinquent amount. The parties agree that the foregoing late charge represents a reasonable estimate of the cost and expense which Sublessor will incur in processing each delinquent payment. All sums payable by Sublessee to Sublessor which are timely paid, shall bear interest from the due date until received by Sublessor at the rate specified in Article XX.E of the Master Lease or the highest rate permitted by applicable law, whichever is less (the “Interest Rate”). Sublessor’s acceptance of any interest or late charge shall not waive Sublessee’s default in failing to pay the delinquent amount.

7. Condition of Premises; Repairs: The parties hereto acknowledge and agree that Sublessor is subleasing the Premises on an “as is” basis, and that neither Sublessor not any party on behalf of Sublessor has made any representations or warranties of any kind with respect to the condition of the Premises. Notwithstanding the foregoing, Sublessor shall deliver both halves of the Premises to Sublessee unoccupied and free and clear of all tenancies and rights to possession, in broom clean condition. On the First Delivery Date or the Second Delivery Date as applicable, the heating, ventilating and air conditioning (“HVAC”) system, and the electrical, plumbing, sewer, and life safety systems (collectively, “Building Systems”) serving the relevant portion of the Premises shall be in good working condition. If, during the first thirty (30) days after the First Delivery Date and the Second Delivery Date, respectively, any Building System is not in the condition required by the foregoing sentence for any reason other than that caused by Sublessee, Sublessee shall notify Sublessor of the need for repair, and, at no cost to Sublessee, the repair shall be completed by Sublessor, if such repair is the obligation of Sublessor under the Master Lease, or, if the repair is not Sublessor’s obligation under the Master Lease, Sublessee shall cooperate with Sublessor in obtaining the repair of such item by Master Lessor in accordance with Paragraph 13, below. Except as expressly set forth in this Sublease, Sublessor shall have no obligation whatsoever to make or pay the cost of any alterations, improvements or repairs to the Premises, including, without limitation, any improvement or repair required to comply with any law, regulation, building code or ordinance (including, without limitation, the Americans With Disabilities Act of 1990 (“ADA”)). Subject to Paragraph 13 below, Sublessee shall look solely to the Master Lessor for performance of any repairs required to be performed by Master Lessor under the terms of the Master Lease and acknowledges that Sublessor shall have no obligation to perform any repair or improvements of any kind for Sublessee. Sublessee agrees that, except as expressly set forth in this Sublease, by taking possession of the Premises on the First Delivery Date and the Second Delivery Date, respectively, Sublessee shall be deemed to have accepted the Premises in their existing, “as is” condition and state of repair, that Sublessor shall not be liable for Master Lessor’s failure to discharge such obligations and that any such failure by Master Lessor shall not give rise to any rights or remedies hereunder other than as expressly set forth in this Sublease. Sublessee acknowledges and agrees that, except as expressly set forth in this Sublease, neither Sublessor nor any of Sublessor’s agents, representatives or employees has made any representations regarding (i) the condition of the Premises, (ii) the compliance of the Premises with any law, ordinance, rule or regulation or (iii) the fitness or suitability of the Premises for Sublessee’s intended use or any other purpose. Subject to the other terms of this Sublease, Sublessee hereby accepts the Premises and all improvements thereon, in their existing condition, subject to all applicable zoning, municipal, county and state laws, ordinances and regulations governing and regulating the use of the Premises, and any covenants or restrictions of record, and accepts this Sublease subject to all of the foregoing and to all matters disclosed in this Sublease.

8. Indemnification:

A. Indemnification of Master Lessor. Pursuant to this Sublease, for the benefit of Master Lessor, Sublessee assumes all of Sublessor’s indemnification obligations as “Tenant” under the Master Lease arising from and after the First and Second Delivery Dates, respectively, or related to the actions or omissions of Sublessee or its agents, employees, licensees, invitees or contractors (collectively, “Agents”), subject to and in accordance with the terms, conditions, exceptions and defenses set forth in the Master Lease, and except for any liability, damage or injury arising because of the negligence or willful misconduct of Sublessor or its Agents.

B. Indemnification of Sublessor. Except to the extent caused by the negligence or willful misconduct of Sublessor or its Agents, Sublessee shall indemnify, protect, defend with counsel reasonably acceptable to Sublessor and hold Sublessor harmless against any and all claims, liabilities, judgments, causes of action, damages, costs, and expenses (including reasonable attorneys’ and experts’ fees), to the extent caused by or arising in connection with: (i) the use, occupancy or condition of the Premises by Sublessee or its Agents; (ii) the negligence or willful misconduct of Sublessee or its Agents; (iii) a breach of Sublessee’s obligations under this Sublease; or (iv) a violation by Sublessee of the Master Lease to the extent incorporated herein pursuant to Paragraph 25 below; or (v) the use, storage, treatment, transportation, release, generation or disposal of Hazardous Materials (as defined below) on, from or about the Premises by Sublessee or its Agents.

C. Indemnification of Sublessee. Except to the extent caused by the negligence or willful misconduct of Sublessee or its Agents, Sublessor shall indemnify, protect, defend with counsel reasonably acceptable to Sublessee and hold harmless Sublessee from and against any and all claims, liabilities, judgments, causes of action, damages, costs and expenses (including reasonable attorneys’, consultants’ and experts’ fees), to the extent caused by or arising in connection with: (i) the negligence or willful misconduct of Sublessor or its Agents; or (ii) a breach of Sublessor’s obligations, representations or warranties under this Sublease; (iii) a breach of Sublessor’s obligations under the Master Lease (except to the extent caused by a default by Sublessee of its obligations under this Sublease); or (iv) the use, storage, treatment, transportation, release, generation, or disposal of Hazardous Materials on, from or about the Premises, by Sublessor or any of Sublessor’s Agents.

D. Limitation. Notwithstanding anything to the contrary contained in this Sublease or the Master Lease, except as set forth in Paragraphs 18 and 29 below, neither party shall be liable to the other for any consequential, indirect, special, exemplary, punitive or incidental damages arising out of this Sublease. The provisions of this Paragraph 8 shall survive the expiration or earlier termination of this Sublease.

9. Right to Cure Defaults:

A. Sublessee’s Default. If Sublessee fails to pay any sum of money to Sublessor, or fails to perform any other act on its part to be performed hereunder, then Sublessor may, but shall not be obligated to, upon three (3) business days’ prior written notice to Sublessee make such payment or perform such act. All such sums paid, and all costs and expenses of performing any such act, shall be deemed Additional Rent payable by Sublessee to Sublessor upon demand. In addition, Sublessee shall pay to Sublessor interest on all amounts due at the Interest Rate from the due date to and including the date of the payment, until repaid.

B. Sublessor’s Default. If Sublessor fails to (i) pay any sum of money due to Master Lessor under the Master Lease for any reason other than Sublessee’s failure to pay sums due to Sublessor under this Sublease, and such failure continues after three (3) business days’ written notice to Sublessor, or (ii) perform any other act on its part to be performed under the Master Lease to the extent not agreed to be performed by Sublessee hereunder or under this Sublease, and such failure continues after ten (10) business days’ written notice to Sublessor and is reasonably likely to result in a material adverse effect on Sublessee’s business in the Premises, then Sublessee may, but shall not be obligated to, make such payment or perform such act. All such sums paid, and all costs and expenses of performing any such act, shall be deemed payable by Sublessor to Sublessee upon demand. In addition, Sublessor shall pay to Sublessee interest on all amounts due at the Interest Rate from the due date to and including the date of payment, until repaid.

10. Assignment and Subletting: Sublessee shall conform to Article XII of the Master Lease in connection with any assignment, subleasing, transfer, encumbrance or use of the Premises. Except in accordance with the provisions of Article XII of the Master Lease, Sublessee may not assign this Sublease, sublet the Premises, transfer any interest of Sublessee therein, or permit any use of the Premises by another party (‘Transfer”), without the prior written consent of Master Lessor and Sublessor, which consent of Sublessor shall not be unreasonably withheld, conditioned or delayed, but which may be conditioned upon receiving Master Lessor’s consent to the Transfer. A consent to one Transfer shall not be deemed to be a consent to any subsequent Transfer. Any Transfer without such consent shall be void and shall, at the option of Sublessor, terminate this Sublease. As a condition of granting its consent to any assignment or subletting, Sublessor may require that Sublessee pay to Sublessor all Excess Rents received by Sublessee. As used herein, the term “Excess Rents” shall mean all Rents and other consideration payable by a subtenant or assignee to Sublessee in connection with the Transfer, less the brokerage and attorney’s fees incurred by Sublessee to obtain the Transfer. Sublessor’s waiver or consent to any assignment or subletting shall be ineffective unless set forth in writing, and Sublessee shall not be relieved from any of its obligations under this Sublease, unless the consent expressly so provides. Notwithstanding anything to the contrary in the provisions of the Master Lease incorporated herein by reference, Sublessor shall not exercise its right to terminate this Sublease pursuant to subpart (2) of incorporated Article XII.B of the Original Lease upon any assignment or subletting, unless Master Lessor exercises its right to terminate the Master Lease because of such assignment or subletting, and incorporated Article XII.E of the Master Lease shall only apply to a Transfer which is a “Permitted Transfer” under the Master Lease.

11. Use: Sublessee may use the Premises only for the uses set forth in Section I.K of the Master Lease and for no other purpose. With respect to “Hazardous Materials”, as defined in the Master Lease, Sublessee shall not engage in or permit any activities in or about the Premises or Project which involve the use or presence of Hazardous Materials. Notwithstanding the foregoing to the contrary, Sublessor and Master Lessor, by its consent to this Sublease, hereby agree that Sublessee shall have the right to on the Premises office and cleaning products in amounts reasonably necessary for Sublessee’s permitted use of the Premises, as long as such use is in compliance with all applicable environmental Laws Sublessee shall not do or permit anything to be done in or about the Premises which would (i) injure the Premises, or (ii) vibrate, shake, overload, or impair the efficient operation of the Premises or the sprinkler systems, heating, ventilating or air conditioning equipment, or utilities systems located therein. Sublessee shall not store any materials, supplies, finished or unfinished products, or articles of any nature outside of the Premises.

12. Effect of Conveyance: As used in this Sublease, the term “Sublessor” means the holder of the tenant’s interest under the Master Lease. In the event of any transfer of said tenant’s interest, Sublessor shall be and hereby is relieved of all covenants and obligations of Sublessor as of the date of such transfer, and it shall be deemed and construed, without further agreement between the parties, that the transferee has assumed and shall carry out all covenants and obligations thereafter to be performed by Sublessor hereunder. Sublessor shall not be relieved of its obligation to return the Security Deposit to Sublessee except to the extent that the Security Deposit is delivered to the transferee. Notwithstanding anything to the contrary contained in this Paragraph, no transfer of Sublessor’s interest in the Premises shall affect the terms and conditions of this Sublease.

13. Relation to Master Lease: Except as expressly provided to the contrary herein and approved (or deemed approved) by Master Lessor: (1) this Sublease is, and shall at all times remain, subject and subordinate to all of the terms and conditions of the Master Lease, (2) Sublessee shall perform the obligations of Sublessor as tenant under the Master Lease, to the extent, but only to the extent, that Sublessee agrees to perform such obligations as provided in this Sublease with respect to the Premises and which accrue during the Term of this Sublease, and (3) Sublessee shall not commit or permit its Agents to commit on, in or about the Premises any act or omission which shall violate any of the terms or conditions of the Master Lease. Sublessee agrees and acknowledges that Sublessor shall not be responsible for the performance or the furnishing of any repair, replacement or other obligations or services regarding the Premises, the Building and/or the Project and their related appurtenances which are required to be performed or provided by Master Lessor under the Master Lease, and Sublessee agrees to look solely to Master Lessor for the performance of such obligations; provided that, upon the written request of Sublessee, Sublessor shall use all good faith efforts to enforce such obligations of Master Lessor under the Master Lease for the benefit of Sublessee (including without limitation, institution, at Sublessee’s request, of legal action to compel the Master Lessor’s performance), provided that Sublessee shall promptly reimburse Sublessor within ten (10) days after receipt of demand for all costs and expenses (including reasonable attorneys’ fees) reasonably incurred by Sublessor in connection with such enforcement efforts upon assignment to Sublessee of any rights Sublessor may have to collect such costs and expenses from the Master Lessor. Provided that Sublessor has performed all obligations required of Sublessor (i) as tenant under the Master Lease (except to the extent such obligations have been expressly delegated to Sublessee in this Sublease) and (ii) under this Sublease, Sublessor shall have no liability to Sublessee for any failure by Master Lessor to perform its obligations under the Master Lease, nor, except as expressly provided in this Sublease to the contrary, shall any such failure by Master Lessor excuse performance by Sublessee of its obligations under this Sublease. Sublessor shall not voluntarily subordinate the Master Lease to any new mortgage, deed of trust, ground lease, or other encumbrance of the Premises or any part thereof (an “Encumbrance”) without the consent of Sublessee; and, by consent to this Sublease, Master Lessor agrees that, as a condition of Sublessee’s subordination of its leasehold interest to any such Encumbrance, Sublessee shall be entitled to obtain from the holder of such Encumbrance a written recognition agreement in form reasonably acceptable to Sublessee and the holder of the Encumbrance, providing that Sublessee’s rights under this Sublease shall be recognized in the event of a termination or foreclosure of the Encumbrance.

14. Improvements: No alterations or improvements, including the Sublessee’s Work, shall be made to the Subleased Premises, except in accordance with this Sublease and the applicable provisions of the Master Lease, and with the prior written consent of Sublessor, which shall not be unreasonably withheld or delayed, and, when required by the Master Lease, of Master Lessor. Sublessor shall not be required to provide a tenant improvement allowance to Sublessee in connection with Sublessee’s construction of any improvements to the Premises. Notwithstanding anything to the contrary in the provisions of the Master Lease incorporated herein, all alterations, improvements or other changes to the Premises shall be deemed “Required Removables” and on or before the termination of the Sublease Term, Sublessee shall remove all alterations and improvements installed in the Premises by Sublessee and shall reinstall any improvements removed from the Premises by Sublessee; provided, however, that Sublessee shall have no duty to remove any alterations and improvements that may be surrendered to the Master Lessor under the terms of the Master Lease upon termination of the Master Lease, or to reinstall any improvements, that Sublessor has agreed in writing to accept upon termination of this Sublease.

15. Insurance; Waiver of Subrogation: Sublessee shall, with respect to this Sublease, obtain and keep in full force and effect, at Sublessee’s sole cost and expense, during the Term the same types and amounts of insurance coverage required to be carried by the “Tenant” under the Master Lease. Sublessee shall include Sublessor and Master Lessor as an additional insured in any policy of liability insurance carried by Sublessee in connection with this Sublease. Notwithstanding anything to the contrary in this Sublease, the parties, and by consent to this Sublease, Master Lessor, for themselves and their respective successors and assigns, hereto release each other and their respective agents, employees, successors, assignees and subtenants from all liability for injury to any person or damage to any property that is caused by or results from a risk which is actually insured against, required by this Sublease or the Master Lease to be insured against, or which would normally be covered by the standard form of full replacement value “extended coverage, special form” casualty insurance, without regard to the negligence or willful misconduct of the entity so released.

16. Default: Sublessee’s performance of each of its obligations under this Sublease constitutes a condition as well as a covenant, and Sublessee’s right to continue in possession of the Premises is conditioned upon such performance. In addition, Sublessee shall be in material default of its obligations under this Sublease if Sublessee is responsible for the occurrence of any of the events of default set forth Article XIX of the Master Lease.

17. Remedies. In the event of any default by Sublessee under this Sublease (including, without limitation, a default pursuant to Article XIX of the Master Lease), Sublessor shall have all remedies provided by applicable law, including, without limitation, all rights pursuant to Article XX of the Master Lease and under California Civil Code Sections 1951.2 and 1951.4. Sublessor may resort to its remedies cumulatively or in the alternative.

18. Surrender: Not later than the expiration of this Sublease, Sublessee shall remove all of its trade fixtures and other property from the Premises and shall surrender the Premises to Sublessor in the condition received, free of Hazardous Materials not stored, used, disposed of or otherwise introduced to the Premises by Sublessee or its Agents, reasonable wear and tear and alterations or improvements that may be surrendered by Sublessee in accordance with the terms of this Sublease excepted and otherwise in the condition required. If the Premises are not so surrendered, then Sublessee shall be liable to Sublessor for all costs incurred by Sublessor in returning the Premises to the required condition, plus interest thereon at the Interest Rate. Sublessee shall indemnify, defend with counsel reasonably acceptable to Sublessor, protect and hold harmless Sublessor against any and all claims, liabilities, judgments, causes of action, damages, costs, and expenses (including attorneys’ and experts’ fees) resulting from Sublessee’s delay in surrendering the Premises in the condition required. In no event shall Sublessee be obligated to remove any alterations, additions or improvements located in the applicable portion of the Premises on the First and Second Delivery Dates, respectively.

19. Estoppel Certificates: Within five (5) business days after receipt of demand by Sublessor, Sublessee shall execute and deliver to Sublessor an estoppel certificate to Sublessor in connection with this Sublease in the form required of Sublessor under the Master Lease.

20. Broker: Sublessor and Sublessee each represent to the other that they have dealt with no real estate brokers, lenders, agents or salesmen, other than the Staubach Company, representing Sublessor, and Cresa Partners representing Sublessee (collectively the “Brokers”), in connection with this transaction. Each party agrees to hold the other party harmless from and against all claims for brokerage commissions, finder’s fees, or other compensation made by any other agent, broker, salesman or finder as a consequence of said party’s actions or dealings with such agent, broker, salesman, or finder. Sublessor shall be responsible for payment of any brokerage commission due Brokers in connection with this Sublease.

21. Notices: Unless five (5) business days’ prior written notice is given in the manner set forth in this Paragraph, the address of each party for all purposes connected with this Sublease shall be that address set forth below their signatures at the end of this Sublease. The address for Master Lessor shall be as set forth in the Master Lease. All notices, demands, or communications in connection with this Sublease shall be considered received when (i) personally delivered; or (ii) if properly addressed and sent by nationally recognized overnight courier on the next business day; or (iii) if deposited in the mail (registered or certified, return receipt requested, and postage prepaid), on the date shown on the return receipt for acceptance or rejection. All notices given to the Master Lessor under the Master Lease shall be considered received only when delivered in accordance with the Master Lease to all parties hereto at the address set forth below their signatures at the end of this Sublease and the notices to Master Lessor shall be deemed effective at the time stipulated for an effective notice in the Master Lease. Each party shall provide to the other party a copy of any notice of default received from or delivered to Master Lessor within three (3) business days of receiving or delivering such notice, where such notice materially relates to or affects the rights and/or obligations of the parties under this Sublease.

22. Severability: If any term of this Sublease is held to be invalid or unenforceable by any court of competent jurisdiction, then the remainder of this Sublease shall remain in full force and effect to the fullest extent possible under the law, and shall not be affected or impaired.

23. Amendment: This Sublease may not be amended except by the written agreement of all parties hereto and, if required under the Master Lease, when accepted in writing by the Master Lessor.

24. Attorneys’ Fees: If either party institutes a suit against the other for violation of or to enforce any covenant or condition of this Sublease, or if either party intervenes in any suit in which the other is a party to enforce or protect its interest or rights, the prevailing party shall be entitled to all of its costs and expenses, including, without limitation, reasonable attorneys’ fees.

25. Other Sublease Terms:

A. Incorporation by Reference. Except as otherwise provided in this Sublease, the terms and provisions contained in the Master Lease are incorporated herein by reference, and are made a part hereof as if set forth at length; provided, however, that:

(i) in such incorporated provisions, (a) each reference to “Lease” shall be deemed a reference to this “Sublease”, (b) each reference to “Premises” shall be deemed a reference to the Premises subleased to Sublessee herein, (c) each reference to “Landlord” and “Tenant” shall be deemed a reference to “Sublessor” and “Sublessee”, respectively, (d) each reference to “Landlord Related Parties” and “Tenant Related Parties” shall be deemed a reference to Sublessor and its Agents and Sublessee and its Agents, respectively, (e) each reference to “Term” shall mean the Term of this Sublease, (f) each reference to “Security Deposit” shall be deemed a reference to the Security Deposit paid by Sublessee to Sublessee hereunder, (g) each reference to “Broker” shall be deemed a reference to the Brokers identified in this Sublease, collectively, (h) each reference to “Notice Addresses” shall be deemed a reference to the notice addresses for Sublessor and Sublessee specified in this Sublease and to the notice address for Master Lessor specified in the Master Lease;

(ii) in such incorporated provisions, all references or provisions relating to “Landlord’s Work” are deleted;

(iii) with respect to work, services, repairs, restoration, insurance or the performance of any other obligation of Master Lessor under the Master Lease, the sole obligations of Sublessor with respect thereto shall be as set forth in Paragraph 13 above;

(iv) with respect to any obligation of Sublessee to be performed under this Sublease, wherever the Master Lease grants to Sublessor a specified number of days to perform its obligations under the Master Lease, except as otherwise provided herein, Sublessee shall have three (3) fewer days to perform the obligation, including, without limitation, curing any defaults (provided, however, that if any cure period provides for three (3) days or fewer to perform, Sublessee shall have the same number of days to perform);

(v) Sublessor shall have no liability to Sublessee with respect to (a) representations and warranties made by Master Lessor under the Master Lease, (b) any indemnification obligations of Master Lessor under the Master Lease, or other obligations or liabilities of Master Lessor under the Master Lease with respect to compliance with laws, condition of the Premises or Hazardous Materials, and (c) obligations under the Master Lease to repair, maintain, restore, or insure all or any portion of the Premises, regardless of whether the incorporation of one or more provisions of the Master Lease might otherwise operate to make Sublessor liable therefor;

(vi) with respect to any approval or consent required to be obtained from the Master Lessor under the Master Lease, such approval or consent must be obtained from both Master Lessor and Sublessor, and the approval of Sublessor may be withheld if Master Lessor’s approval or consent is not obtained;

(vii) with respect to any termination right, abatement of Rent, or “Force Majeure” (as defined in Section XXXI or the Master Lease) benefiting “Tenant” pursuant to any incorporated provision of the Master Lease, Sublessee shall have the right to terminate this Sublease, to any abatement or rent, or to any excuse from performance to the extent that Sublessor also has the right to terminate the Master Lease, to abatement of rent under the Master Lease, or to any excuse from performance, as applicable, under the Master Lease;

(viii) with respect to any incorporated provision requiring Master Lessor’s consent, approval, designation, or determination, the consent, approval, and consistent designation or determination of both Sublessor and Master Lessor shall be required, Sublessor shall not be required to consent, approve, designate, or determine any matter not consented to, approved, or consistently designated or determined by Master Lessor, and Sublessor shall receive all documents and information that must be delivered to Master Lessor in connection with obtaining Master Lessor’s consent, approval, designation, or determination and all other information bearing on the question reasonably requested by Sublessor;

(ix) the following provisions of the Master Lease are expressly not incorporated herein by reference: Articles I.D, I.F, I.G, I.H, I.I, I.J, I.L (concerning “Tenant”), I.N, II, III, IV.A, VI.B and C, VIII (the proviso in the fourth sentence only), IX.C (third sentence only), XIX.E (first two subparagraphs only), XXXI.F, XXXI.J, and XXXII of the Original Lease, Exhibits C and D of the Original Lease, Articles I through III, inclusive, V through VI, VII.B, and VII.C of Exhibit E of the Original Lease, Exhibit G of the Original Lease, and Articles III, V, VI and VII of the First Amendment.

(x) in the following provisions of the Master Lease the term “Landlord” shall mean only Master Lessor”: Articles IV.C(2), IV.C(4), IV.C(5), IV.C(6), IV.C (last subparagraph only), IV.D, V, VII. A, IX.A (first occurrence only), IX.B, X, XVII.A (second occurrence in fifth sentence, and sixth and eighth sentences only), XVII.B, XXI, XXVI (eighth sentence through next to last occurrence only) and XXIX of the Original Lease, Exhibit B of the Original Lease (other than Sections 2, 10, 12, and 14 only), Articles IV.E, G and K of Exhibit E of the Original Lease; Article VII.A of Exhibit E of the Original Lease, Exhibit F of the Original Lease (other than first five sentences of Section 4 and Section 7 only);

(xi) in the following provisions of the Master Lease the term “Landlord” shall mean Master Lessor and/or Sublessor: Articles VII.B, VIII, IX.A (other than first occurrence only), IX.C, XI, XII (other than XII.C and E only), XIII and XXVI (last occurrence only) of the Original Lease, Section 14 of Exhibit B of the Original Lease, and Articles IV.E, G, and K of Exhibit E of the Original Lease;

(xii) in the following provisions of the Master Lease the term “Landlord” shall mean both Master Lessor and Sublessor: Articles XV and XVII.A of the Original Lease, Sections 2, 10, and 12 of Exhibit B of the Original Lease, and the first five sentences of Section 4 and Section 7 of Exhibit F of the Original Lease; and

(xii) the following provisions of the Master Lease are modified before incorporation into this Sublease:

a) in Article IV.B of the Original Lease, the words — “provided, however... in Section I.E” — at the end of the first sentence of the first subparagraph are deleted and references to “Landlord” in the second, fourth and sixth sentences of the first subparagraph and the first sentence of the second subparagraph shall mean either Master Lessor or Sublessor;

b) in Article XXV of the Original Lease, Sublessee shall have no right whatever to holdover in the Premises after the termination of this Sublease. However, if such holdover should occur, the parties agree that the damages that Sublessor will incur shall be difficult to determine, that a rate of 150% of the Base rent and Additional Rent payable by Sublessee to Sublessor under this Sublease for such period is a reasonable approximation of such damages (the “Holdover Liability”), and, therefore, that Sublessee shall pay all amount of such Holdover Liability to Sublessor within five (5) days after receipt of demand and without set-off, counterclaim or deduction;

c) in Article IV of Exhibit E of the Original Lease, Sublessee shall have the rights granted pursuant to such Article only to the extent permitted by Master Lessor and only so long as Sublessee pays all sums owing to the Master Lessor under said Article and performs all of the obligations of the “Tenant” set forth in said Article.

B. Assumption of Obligations: This Sublease is and all times shall be subject and subordinate to the Master Lease and the rights of Master Lessor thereunder. Sublessee hereby expressly agrees: (i) to comply with all provisions of the Master Lease applicable to the Premises to the extent incorporated herein, and (ii) to perform all the obligations on the part of the “Tenant” to be performed under the terms of the Master Lease applicable to the Premises during the term of this Sublease to the extent incorporated herein. In the event of a conflict between the provisions of this Sublease and the other express incorporated provisions of the Master Lease, as between Sublessor and Sublessee the provisions of this Sublease shall control.

26. Condition Precedent: This Sublease and Sublessor’s and Sublessee’s obligations hereunder are conditioned upon having obtained the written consent of the Master Lessor. If Sublessor has not obtained Master Lessor’s consent within thirty (30) days after the date of Sublessor’s execution of this Sublease, then either Sublessor or Sublessee may terminate this Sublease by giving the other party ten (10) days’ prior written notice, in which case this Sublease shall terminate on the day following the last day of the ten (10)- day notice period (unless Master Lessor’s consent is obtained during such ten (10)- day period, in which case this Sublease shall remain in full force and effect), neither party shall have any further rights or obligations hereunder and Sublessor shall return to Sublessee all sums paid by Sublessee to Sublessor in connection with Sublessee’s execution hereof.. Sublessee shall provide to Master Lessor all financial and other information reasonably requested by Master Lessor.

27. Parking & Signage: For the term of this Sublease and at no cost to Sublessee, Sublessor hereby agrees that Sublessee shall enjoy the rights for parking granted to Sublessor with respect to the Premises under the Master Lease as set forth in Exhibit F of the Original Lease, subject to the limitations and any condition for the Master Lessor’s consent set forth in the Master Lease and the other terms and conditions of the Master Lease. For the term of this Sublease Sublessor hereby agrees that Sublessee shall enjoy the rights for signage granted to Sublessor with respect to the Premises pursuant to Article VIII.A of Exhibit E of the Original Lease. Upon termination of this Sublease, Sublessee shall remove all of its signs and repair all damage cause by signage installation or removal and otherwise perform the surrender obligations with respect to signage set forth in Article VII.A of Exhibit E of the Original Lease. The rights granted to Sublessee herein are conditioned upon Sublessee’s performance of all of the “Tenant’s” obligations under Exhibit F and Article VII.A of Exhibit E of the Original Lease. Sublessor shall have no liability or other obligations to Sublessee with respect to signage or parking

28. Personal Property: Sublessor and Sublessee agree that the Premises includes the personal property owned by Sublessor, located in the Premises and described on Exhibit “C” attached hereto and incorporated by reference herein (“Personal Property”). Sublessee acknowledges that Sublessee is taking possession of the Personal Property on an “as is, where is” basis, and that Sublessee is not relying on any representations or warranties of any kind whatsoever, express or implied, including, without limitation, any implied warranties as to merchantability or fitness for a particular purpose. Sublessor represents to Sublessee that it has the authority to lease the Personal Property to Sublessee on the terms and conditions of this Sublease. Upon the expiration or earlier termination of this Sublease, Sublessee shall return the Personal Property to Sublessor in the condition received, ordinary wear and tear, acts of God and casualty excepted.

29. Termination of Master Lease: Sublessor agrees with Sublessee that, so long as this Sublease is in full force and effect and Sublessee is not in default, beyond applicable notice and cure periods, of its obligations hereunder, Sublessor shall not exercise any right it may have under the Master Lease to terminate the Master Lease (including without limitation, its right to terminate under Article II.A of Exhibit E of the Original Lease, as amended by the First Amendment), nor enter into any arrangement with Master Lessor to otherwise terminate the Master Lease, unless and until Master Lessor has agreed in writing to continue this Sublease in full force and effect as a direct lease between Master Lessor and Sublessee upon and subject to all of the terms, covenants and conditions of this Sublease for the balance of the Term hereof. If Master Lessor so consents, Sublessee shall attorn to Master Lessor in connection with any such voluntary termination and shall execute an attornment agreement in such form as may reasonably be requested by Master Lessor. Notwithstanding the foregoing, if Sublessee is in default, beyond applicable notice and cure periods, under this Sublease on the last day upon which Sublessor otherwise is required, if at all, to exercise its right to terminate under Article II.A of Exhibit E of the Original Lease, as amended, Sublessor shall have the right to exercise such termination right and Sublessor shall deliver a copy of the termination notice to Sublessee. Notwithstanding anything to the contrary contained in this Sublease, Sublessor shall be in default under this Sublease if (i) Sublessor fails to pay to Master Lessor any and all rent due under the Master Lease (except as specifically set forth thereunder), or (ii) if this Sublease terminates solely as a result of any default of Sublessor under the Master Lease, and in either case the default is not due to any default of Sublessee under this Sublease or under the Master Lease to the extent incorporated herein.

30. Amendment or Modification: Sublessor and Master Lessor shall not amend or modify the Master Lease in any way so as to materially or adversely affect Sublessee or its interest hereunder, materially increase Sublessee’s obligations hereunder or materially restrict Sublessee’s rights hereunder, without the prior written consent of Sublessee, which may be withheld in Sublessee’s sole discretion.

31. Authorization to Direct Sublease Payments: Sublessee shall have the right to pay rent and other sums owing by Sublessee to Sublessor hereunder for those items which also are owed by Sublessor to

Master Lessor under the Master Lease directly to Master Lessor upon satisfaction of the following conditions: (i) Sublessee has performed its obligations under this Sublease, but Master Lessor has given notice that Sublessor is in default of its obligations to make a payment to Master Lessor under the Master Lease, and Sublessee reasonably believes that Sublessor has failed to make any payment required to be made by Sublessor to Master Lessor under the Master Lease and Sublessor fails to provide adequate proof of payment within two (2) business days after Sublessee’s written demand requesting such proof; (ii) Sublessee shall not prepay any amounts owing by Sublessee without the consent of Sublessor or in excess of the amount alleged by Master Lessor to be in default under the Master Lease; (iii) Sublessee shall provide to Sublessor concurrently with any payment to Master Lessor reasonable evidence of such payment; and (iv) if Sublessor notifies Sublessee that it disputes any amount demanded by Master Lessor, Sublessee shall not make any such payment to Master Lessor unless Master Lessor has provided a three-day notice to pay such amount or forfeit the Master Lease. Any sums paid directly by Sublessee to Master Lessor in accordance with this Paragraph shall be credited toward the amounts payable by Sublessee to Sublessor under this Sublease. In the event Sublessee tenders payment directly to Master Lessor in accordance with this Paragraph and Master Lessor refuses to accept such payment, Sublessee shall have the right to deposit such funds in an account with a national bank for the benefit of Master Lessor and Sublessor, as their interest may appear, until such time as the Sublessor’s default under the Master Lease is cured or otherwise discharged, and Sublessee shall not be deemed in default of its payment obligations under this Sublease to the extent of the deposit of said funds in such account.

32. Sublessor’s Estoppel: Sublessor represents and warrants that, to Sublessor’s knowledge, as of the date of this Sublease, (i) the Master Lease is in full force and effect; (ii) neither Sublessor nor Master Lessor is in material breach of the Master Lease; and (iii) the Master Lease has not been modified, altered, amended or otherwise changed as between Master Lessor and Sublessor.

33. Quiet Enjoyment: So long as the Master Lease is in full force and effect and Sublessee pays all rent and performs all of Sublessee’s covenants and agreements contained herein, Sublessee shall peacefully have, hold and enjoy the Premises, subject to the terms and conditions of this Sublease.

[Signatures are on the next page]

IN WITNESS WHEREOF, the parties have executed this Sublease as of the day and year first above written.

SUBLESSEE:	SUBLESSOR:

NETIQ CORPORATION, a Delaware corporation	QUANTUM CORPORATION a Delaware corporation

By:	By:

Printed Name:	Printed Name:

Its:	Its:

Address:

Prior to the Commencement Date:	Address:

3553 No. First Street
San Jose, California 95134
Attention: Chief Financial Officer

After the Commencement Date:	Address:

At the Premises
Attention: Chief Financial Officer